UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2009

Glu Mobile Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33368	91-2143667
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2207 Bridgepointe Parkway, Suite 250, San Mateo, California	94404
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 532-2400

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2009, the Compensation Committee (the “Committee”) of the Board of Directors of Glu Mobile Inc. (the “Company”) approved the Glu Mobile Inc. 2010 Executive Bonus Plan (the “Bonus Plan”), in which each of the Company’s executive officers is eligible to participate. The material terms of the Bonus Plan are as follows:

•	Target bonus levels are a fixed percentage of the executive officer’s annual base salary at the time the bonus is awarded.

•	Bonuses are earned and paid on an annual basis, and the executive officer must be employed on the last day of the year to be eligible for a bonus.

•	50% of the bonus will be awarded based on the Company achieving at least 90% of its annual Corporate GAAP Revenue (as defined in the Bonus Plan) plan and 50% of the bonus will be awarded based on the Company achieving at least 90% of its annual Corporate Non-GAAP Operating Margin (as defined in the Bonus Plan) plan, with each component of the bonus evaluated independently of the other.

•	For each component, the executive officer will receive:

•	50% of the bonus related to that component if the Company achieves at least 90% of its plan;

•	100% of the bonus related to that component if the Company achieves at least 100% of its plan; and

•	150% of the bonus related to that component if the Company achieves at least 125% of its plan; however, in the event that the Company achieves at least 125% of its plan with respect to one bonus component but fails to achieve at least 90% of its plan with respect to the other bonus component, then the executive will only receive 100% of the bonus related to the first bonus component rather than 150%.

•	If the Company achieves a bonus component either (i) above the 90% minimum threshold but below the 100% maximum threshold or (ii) above the 100% minimum threshold but below the 125% maximum threshold, then the bonus earned for such component will be calculated on a straight-line basis. However, to the extent that the Company does not achieve at least 90% of its plan with respect to both bonus components, there will be no straight-lining of bonus payments above 100%.

The Committee also established the target bonuses under the Bonus Plan for the Company’s executive officers as follows:

	2009 Target	2010 Target		2010 Target
Executive Officer	Percentage	Percentage	2010 Salary	Bonus
Alessandro Galvagni	50%	60%	$290,000	$174,000
Eric R. Ludwig	50%	60%	$275,000	$165,000
Kevin S. Chou	40%	40%	$240,000	$96,000
Thomas M. Perrault	40%	40%	$225,000	$90,000

The foregoing description of the Bonus Plan is qualified in its entirety by reference to the actual terms of the Bonus Plan. The Bonus Plan is filed as Exhibit 99.01 to this report and is incorporated into this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.01	Glu Mobile Inc. 2010 Executive Bonus Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glu Mobile Inc.

December 22, 2009	By:	/s/ Eric R. Ludwig

Name: Eric R. Ludwig
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

99.01	Glu Mobile Inc. 2010 Executive Bonus Plan